EXHIBIT 23.1



INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation of our report dated January 23, 2004 relating to our audit of the financial statements of CSI International, Inc. included in the Form 8-K/A Amendment No. 1.



/s/ Eisner LLP
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New York, New York
April 12, 2004